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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 25, 2002
                                                          ---------------


                           THE MED-DESIGN CORPORATION
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)


      Delaware                       0-25852                  23-2771475
  ----------------            ---------------------       -----------------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)

               2810 Bunsen Avenue
               Ventura, California                               93003
---------------------------------------------------     ------------------------
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

The registrant hereby incorporates by reference the press release dated March 25, 2002 attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         99.1  Press Release dated March 25, 2002.









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MED-DESIGN CORPORATION
                                                 (Registrant)


                                           By  /s/ Joseph N. Bongiovanni
                                               ---------------------------------
                                               Joseph N. Bongiovanni, III
                                               Vice President



Dated: March 27, 2002








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                                  Exhibit Index
                                  -------------

Exhibit
-------

 99.1         Press Release dated March 25, 2002.